Exhibit 99.1

Ventas Announces Expiration and Results of Tender Offer for 3.25% Senior Notes Due 2022

CHICAGO--(BUSINESS WIRE)—Sep. 30, 2020—Ventas, Inc. (NYSE: VTR) (“Ventas”) announced today the expiration and results of the previously announced offer by Ventas Realty, Limited Partnership (“Ventas Realty”) and Ventas Capital Corporation (“Ventas Capital” and, together with Ventas Realty, the “Issuers”), its wholly owned subsidiaries, to purchase for cash (the “Offer”) any and all of their outstanding 3.25% Senior Notes due 2022 (CUSIP No. 92276M AZ8) (the “Notes”). The Notes were jointly issued by the Issuers and are fully and unconditionally guaranteed by Ventas. The Offer expired at 5:00 p.m., New York City time, on September 29, 2020 (the “Expiration Time”).

As of the Expiration Time, $236,268,000 aggregate principal amount of Notes, or 47.25% of the aggregate principal amount of Notes outstanding, had been validly tendered and not validly withdrawn. This excludes $181,000 aggregate principal amount of Notes that remain subject to guaranteed delivery procedures. The complete terms and conditions of the Offer were set forth in the Offer to Purchase, dated September 23, 2020, and the related Notice of Guaranteed Delivery.

The Issuers expect to accept for payment all of the Notes that were validly tendered and not validly withdrawn prior to the Expiration Time and, in accordance with the terms of the Offer to Purchase, to pay all holders of such Notes $1,041.40 per $1,000 principal amount of Notes accepted for purchase, plus accrued and unpaid interest, including those tendered by the guaranteed delivery procedures, as described in the Offer to Purchase. Payment is expected to occur three business days after the Expiration Time, or October 2, 2020 (the “Payment Date”). As described in the Offer to Purchase, interest on all Notes accepted for purchase will cease to accrue on the Payment Date. All Notes purchased on the Payment Date will subsequently be cancelled and retired. D.F. King & Co., Inc. was the tender agent and information agent for the Offer. UBS Securities LLC was the dealer manager for the Offer.

Ventas, Inc. (together with its subsidiaries, unless otherwise expressly noted), an S&P 500 company, is a real estate investment trust with a highly diversified portfolio of senior housing, research and innovation, and healthcare properties located throughout the United States, Canada and the United Kingdom. As of June 30, 2020, Ventas owned or managed through unconsolidated joint ventures approximately 1,200 properties (including properties classified as held for sale), consisting of senior housing communities, medical office buildings, research and innovation centers, inpatient rehabilitation and long-term acute care facilities, and health systems. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

Ventas routinely announces material information to investors and the marketplace using press releases, Securities and Exchange Commission (“SEC”) filings, public conference calls, webcasts and Ventas’ website at www.ventasreit.com/investor-relations. The information that Ventas posts to its website may be deemed to be material. Accordingly, Ventas encourages investors and others interested in Ventas to routinely monitor and review the information that Ventas posts on its website, in addition to following Ventas’ press releases, SEC filings and public conference calls and webcasts. Supplemental information regarding Ventas can be found on Ventas’ website under the “Investor Relations” section or at https://www.ventasreit.com/investor-relations/annual-reports-supplemental-information. A comprehensive listing of Ventas’ properties is available at https://ventasreit.com/our-portfolio/properties-location.

This press release includes forward-looking statements. All statements regarding Ventas’ or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger or acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from Ventas’ expectations. Ventas does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

Ventas’ actual future results and trends may differ materially from expectations depending on a variety of factors discussed in Ventas’ filings with the SEC. These factors include without limitation: the severity, duration and geographical scope of the COVID-19 pandemic, the effects of the pandemic and measures intended to prevent its spread on Ventas’ business, results of operations, cash flows and financial condition, including declines in rental revenues and increases in operating costs in Ventas’ senior housing operating portfolio, deterioration in the financial conditions of Ventas’ tenants and their ability to satisfy their payment obligations to Ventas, constraints in Ventas’ ability to access capital and other sources of funding, increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect Ventas and the ability of federal, state and local governments to respond to and manage the pandemic effectively; the ability and willingness of Ventas’ tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with Ventas, including, in some cases, their obligations to indemnify, defend and hold harmless Ventas from and against various claims, litigation and liabilities; the ability of Ventas’ tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; Ventas’ success in implementing its business strategy and Ventas’ ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; the nature and extent of future competition, including new construction in the markets in which Ventas’ senior housing communities and office buildings are located; the extent and effect of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; increases in Ventas’ borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of the London Inter-bank Offered Rate after 2021; the ability of Ventas’ tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of Ventas’ properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; changes in general economic conditions or economic conditions in the markets in which Ventas may, from time to time, compete, and the effect of those changes on Ventas’ revenues, earnings and funding sources; Ventas’ ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; Ventas’ ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; final determination of Ventas’ taxable net income for the year ended December 31, 2019 and for the year ending December 31, 2020; the ability and willingness of Ventas’ tenants to renew their leases with Ventas upon expiration of the leases, Ventas’ ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event Ventas exercises its right to replace an existing tenant, and obligations, including indemnification obligations, Ventas may incur in connection with the replacement of an existing tenant; risks associated with Ventas’ senior housing operating portfolio, such as factors that can cause volatility in Ventas’ operating income and earnings generated by those properties, including without limitation national and regional economic conditions, development of new competing properties, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; changes in exchange rates for any foreign currency in which Ventas may, from time to time, conduct business; year-over-year changes in the Consumer Price Index or the U.K. Retail Price Index and the effect of those changes on the rent escalators contained in Ventas’ leases and on Ventas’ earnings; Ventas’ ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; the impact of damage to Ventas’ properties for catastrophic weather and other natural events and the physical effects of climate change; the impact of increased operating costs and uninsured professional liability claims on Ventas’ liquidity, financial condition and results of operations or that of Ventas’ tenants, operators, borrowers and managers, and the ability of Ventas and its tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; risks associated with Ventas’ office building portfolio and operations, including Ventas’ ability to successfully design, develop and manage office buildings and to retain key personnel; the ability of the hospitals on or near whose campuses Ventas’ medical office buildings are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; risks associated with Ventas’ investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; Ventas’ ability to obtain the financial results expected from its development and redevelopment projects, including projects undertaken through its joint ventures; the impact of market or issuer events on the liquidity or value of Ventas’ investments in marketable securities; consolidation in the senior housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of Ventas’ tenants, operators, borrowers or managers or significant changes in the senior management of Ventas’ tenants, operators, borrowers or managers; the impact of litigation or any financial, accounting, legal or regulatory issues that may affect Ventas or its tenants, operators, borrowers or managers; and changes in accounting principles, or their application or interpretation, and Ventas’ ability to make estimates and the assumptions underlying the estimates, which could have an effect on Ventas’ earnings.

Source: Ventas, Inc.

Ventas, Inc.

Sarah Whitford

(877) 4-VENTAS